FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

January 12, 2004
Date of Report (Date of earliest event reported)

PEOPLES FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	0-30050 (Commission File Number)	64-0709834 (IRS Employer Identification No.)

152 Lameuse Street
Biloxi, MS 39530
(Address, including zip code, of principal executive office)

(228) 435-5511
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX-99 Press Release

ITEM 5. OTHER EVENTS

On January 12, 2004, Peoples Financial Corporation issued a press release announcing its 2003 earnings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.	Press Release issued by Peoples Financial Corporation dated January 12, 2004, headed “Peoples Financial Corporation 2003 Earnings Jump 57%.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2004

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman

Chevis C. Swetman Chairman, President and CEO